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                                                                    Exhibit 99.2

                            ATRIX LABORATORIES, INC.
                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of July 18, 2000 by and between ATRIX LABORATORIES, INC., a Delaware corporation (the "Company"), and ELAN INTERNATIONAL SERVICES, LTD., a Bermuda exempted limited liability company ("EIS").

                                   RECITALS:

                  A. Pursuant to a Securities Purchase Agreement dated as of the date hereof by and between the Company and EIS (the "Purchase Agreement"), EIS has acquired, or may acquire in the future, certain shares of common stock, par value $.001, of the Company (the "Common Stock"), certain shares of Series A Convertible Exchangeable Preferred Stock, par value $.001, of the Company (the "Series A Preferred Stock"), a convertible promissory note (the "Note"), and warrants to acquire shares of Common Stock (the "Warrants"; together with the Series A Preferred Stock and the Note, the "Securities"), which Securities are convertible or exercisable into or for shares of Common Stock.

                  B. The execution of the Purchase Agreement has occurred on the date hereof and it is a condition to the closing of the transactions contemplated thereby that the parties execute and deliver this Agreement.

                  C. The parties desire to set forth herein their agreement as to the terms and conditions related to the granting of certain registration rights to the Holders (as defined below) relating to the Common Stock held by such Holders and the Common Stock underlying the Securities.

                                   AGREEMENT:

                  The parties hereto agree as follows:

                  1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the U.S. Securities and Exchange Commission.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Holders" or "Holders of Registrable Securities" shall mean EIS and any Person who shall have acquired Registrable Securities from EIS, either individually or jointly, as the case may be, in a transaction pursuant to which registration rights are transferred pursuant to Section 10 hereof.

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                  "Lock-Up Period" shall mean the period beginning on the date hereof and ending on the date that is two years after the date hereof.

                  "Person" shall mean an individual, a partnership, a company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental or quasi-governmental entity, or any department, agency or political subdivision thereof.

                  "Registrable Securities" means (i) any shares of Common Stock purchased pursuant to the Purchase Agreement, (ii) any shares of Common Stock issued or issuable upon conversion or exercise of any of the Securities, (iii) any Common Stock held or acquired by Persons having registration rights as to such Common Stock, (iv) any Common Stock issued or issuable in respect of the securities referred to in clauses (i) through (iii) above upon any stock split, stock dividend, recapitalization or similar event; excluding in all cases, however, any Registrable Securities that have been sold under Rule 144 promulgated under the Securities Act, and Registrable Securities sold by a Person in a transaction (including a transaction pursuant to a registration statement under this Agreement and a transaction pursuant to Rule 144 under the Securities Act) in which registration rights are not transferred pursuant to
Section 10 hereof.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

                  "Registration Expenses" shall mean all expenses, other than Selling Expenses, incurred by the Company in complying with Sections 2 or 3 hereof, including without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and the costs and fees of any accountants, attorneys or other experts retained by the Holders or Holder.

                  2. Demand Registration.

                  (a) Requests for Registration In the event that the Company receives from the Holder(s) a written request that the Company file a registration statement on Form S-1 or S-3 (or any successor form to Form S-3) or any other short-form registration statement, for a public offering of Registrable Securities, (a "Demand Registration"), the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would be at least $5,000,000, within 10 days after receipt of any such request, the Company will give written notice of such requested registration to all other Holders of Registrable Securities; provided, however that the Company shall not be obligated to effect, or take any action to effect, any such Demand Registration (i) until a reasonable period of time prior to the expiration of the Lock-Up Period, as determined by the Company in good faith and reasonably agreed to by the


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Holders requesting registration and in no event prior to the date that is three months before the end of the Lock-Up Period or (ii) during the six month period following the effective date of a registration (other than a registration on a Form S-8). A Demand Registration on Form S-3 shall take priority over any other form of registration statement, if available . The Company shall include such other Holders' Registrable Securities in such offering if they have responded affirmatively within 10 days after the receipt of the Company's notice. The Holders in aggregate will be entitled to request one Demand Registration hereunder. A registration will not count as a Demand Registration until it has become effective (unless such Demand Registration has not become effective due to the fault of the Holders requesting such registration, including a request by such Holders that such registration be withdrawn).

                  (b) Priority on Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration:

                           (i) first such number of Registrable Securities
allocated pro rata among the Holders thereof and the other Persons holding Registrable Securities based upon the number of Registrable Securities owned by each such Holder and other Persons holding Registrable Securities requested to be included in such offering; and

                           (ii) then any other shares of Common Stock proposed
to be sold by the Company or other Persons. No securities other than Registrable Securities hereunder shall be included in such Demand Registration without the prior written consent of Holders who collectively hold Registrable Securities representing at least 50% of the Registrable Securities requested to be registered by such Holders.

                  (c) Restrictions on Demand Registration. The Company may postpone the filing or the effectiveness of a registration statement for a Demand Registration one time for up to 105 days if the Company determines in good faith that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require disclosure of any information that the board of directors of the Company determines in good faith the disclosure of which would be detrimental to the Company; provided, that in such event, the Holders initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as a permitted Demand Registration hereunder and the Company will pay any Registration Expenses in connection with such registration.

                  (d) Underwriting. If the Holders initiating the registration request intend to distribute the Registrable Securities covered by their request by means of an underwriting then they shall so advise the Company as a part of their request made pursuant to Section 2(a) and the Company shall include such information in the written notice to the other Holders pursuant to Section 2(a). In such event (unless otherwise mutually agreed by a majority in interest of the


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Holders requesting such registration), the right of any Holder to include
Registrable Securities in such registration shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders holding more than fifty percent (50%) of the Registrable Securities to be underwritten, subject to any existing agreements of the Company and to the Company's prior written approval, which will not be unreasonably withheld or delayed.

                  3. Piggyback Registrations. (a) Right to Piggyback. If at any time after the end of the Lock-Up Period, the Company shall propose to register Common Stock under the Securities Act (other than in a registration on Form S-3 relating to sales of securities to participants in a Company dividend reinvestment plan, S-4 or S-8 or any successor form or in connection with an acquisition or exchange offer or an offering of securities solely to the existing shareholders or employees of the Company), the Company shall give prompt written notice to all Holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and the other terms of this Agreement, shall include in such registration all Registrable Securities that are permitted under applicable securities laws to be included in such registration and with respect to which the Company has received written requests for inclusion therein by the Holders within 10 days after the receipt of the Company's notice (each, a "Piggyback Registration"; together with a Demand Registration, a "Registration").

                  (b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration, only as may be permitted in the reasonable business judgment of the managing underwriters for such registration:

                           (i) first, up to that number of securities the Company proposes to sell;

                           (ii) second, up to that number of Registrable Securities requested to be included in such registration by the Holders and by any other Persons, pro rata among the Holders of such Registrable Securities and such other Persons, on the basis of the number of shares of Registrable Securities of such Holders and other Persons requested to be included in such offering; and

                           (iii) third, up to that number of other securities requested to be included in such registration.

The Holders of any Registrable Securities included in such a registration shall execute an underwriting agreement and customary accompanying documents in form and substance satisfactory to the managing underwriters.


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                  (c) Right to Terminate Registration. If, at any time after giving written notice of its intention to register any of its securities as set forth in Section 3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and thereupon be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

                  (d) Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer an offering pursuant to a Piggyback Registration.

                  4. Expenses of Registration. Except as otherwise provided herein, all Registration Expenses incurred in connection with registrations pursuant to Sections 2 and 3 shall be borne by the Company and all Selling Expenses relating to securities registered on behalf of the Holders of Registrable Securities shall be borne by such Holders.

                  5. Holdback Agreements.

                  (a) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, for its own account during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Registration (except (A) as part of such underwritten registration, (B) pursuant to registration statements on Form S-4 or Form S-8 or any successor form, (C) pursuant to a registration statement then in effect or
(D) as required under any existing contractual obligation of the Company), unless the underwriters managing the registered public offering otherwise agree, and (ii) to use reasonable efforts to cause its officers and directors to cause each holder of at least 5% (on a fully-diluted basis) of its outstanding Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  (b) Each Holder agrees, in the event of a public offering by the Company of Common Stock under a registration statement on Form S-1, S-3 or S-4, not to effect any offer, sale, distribution or transfer, including a sale pursuant to Rule 144 (or any similar provision then effect) under the Securities Act (except as part of such registration), beginning on the date of receipt of a written notice from the Company setting forth its intention to effect such registration and ending on the earlier of (i) 180 days from the date of receipt of such written notice or (ii) 90 days from the effective date of such Registration Statement.

                  6. Registration Procedures. Whenever the Company is under the obligation to register Registrable Securities held by the Holders hereunder, the Company will use all


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reasonable efforts to effect the Registration and the sale of such Registrable
Securities, and pursuant thereto the Company will as expeditiously as reasonably possible:

                  (a) subject to Section 2(c) and 3(a) hereof, prepare and file with the Commission a registration statement on any form for which the Company qualifies with respect to such Registrable Securities and after the expiration of the Lock-Up Period use all reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto that includes Registrable Securities held by the Holders, the Company will (i) furnish to one counsel selected by the Holders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and (ii) notify each Holder of Registrable Securities covered by such registration of any stop order issued or threatened by the Commission);

                  (b) subject to Section 2(c), 3(c) and 6(e) hereof, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period equal to the shorter of (i) 120 days and (ii) the time by which all Registrable Securities held by the Holders and covered by such registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities held by the Holders and covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish to each selling Holder of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

                  (d) use all reasonable efforts to register or qualify the Registrable Securities held by the Holders under the securities or blue sky laws of such jurisdictions as any selling Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling Holder (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(d), (ii) subject itself to taxation in any jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

                  (e) notify each selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, the Company will prepare a supplement or amendment to such prospectus so


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         that, as thereafter delivered to the purchasers of such Registrable
         Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, however, that the Company shall not be required to amend the registration statement or supplement the Prospectus for a period of up to six months if the board of directors of the Company determines in good faith that to do so would reasonably be expected to have a material adverse effect on any proposal or plan by the Company to engage in any financing, acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction or would require the disclosure of any information that the board of directors of the Company determines in good faith the disclosure of which would be detrimental to the Company, it being understood that the period for which the Company is obligated to keep the Registration Statement effective shall be extended for a number of days equal to the number of days the Company delays amendments or supplements pursuant to this provision;

                  (f) cause all such Registrable Securities held by selling Holders to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                  (g) provide a transfer agent and registrar for all such Registrable Securities held by selling Holders not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (i) make available for inspection by a representative of the Holders of Registrable Securities included in the registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) in the event of the issuance of any stop order suspending the effectiveness of a registration statement covering Registrable Securities, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, use all reasonable efforts promptly to obtain the withdrawal of such order; and

                  (k) if the registration is an underwritten offering, use all reasonable efforts to obtain a so-called "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters.


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                  7. Obligations of Holders. Whenever the Holders of Registrable
Securities sell any Registrable Securities pursuant to a Registration, such Holders shall be obligated to comply with the applicable provisions of the Securities Act, including the prospectus delivery requirements thereunder, and any applicable state securities or blue sky laws. In addition, each Holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice described in Section 6(e), such holder will forthwith discontinue disposition of such Registrable Securities covered by such registration statement or prospectus until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(e), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus. The Holders shall keep confidential the fact and content of any notice given by the Company pursuant to Section 6(e).

                  8. Indemnification.

                  (a) In connection with any registration statement for a Registration in which a Holder of Registrable Securities is participating, the Company agrees to indemnify, to the fullest extent permitted by applicable law, each such Holder of Registrable Securities, its officers and directors and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, expenses or any amounts paid in settlement of any litigation, investigation or proceeding commenced or threatened to which each such indemnified party may become subject under the Securities Act, including without limitation, attorneys fees and disbursements (collectively, "Claims") insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or is contained in any information furnished in writing to the Company by such Holder expressly for use therein, by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same or by such Holder's failure to comply with applicable securities laws. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

                  (b) In connection with any registration statements for a Registration in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such customary information as the Company reasonably requests for use in connection with any such registration statement or prospectus (the "Seller's Information") and, to the fullest extent permitted by applicable law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all Claims to which each such indemnified party may become subject under the Securities


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Act insofar as such Claim arose out of (i) any untrue or alleged untrue statement of material fact contained, on the effective date thereof, in any such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements regarding Seller's Information therein not misleading or (iii) any failure on the part of the Holder to comply with applicable securities laws; provided, that with respect to a Claim arising pursuant to clause (i) or (ii) above, the material misstatement or omission is contained in or relates to such Seller's Information or information regarding the Holder; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to provide such notice shall not release the indemnifying party of its obligation under paragraphs (a) and
(b), unless and then only to the extent that, the indemnifying party has been prejudiced by such failure to provide such notice) and (ii) unless in such indemnified party's reasonable judgment, based on written advice of counsel, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, based on written advice of counsel, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnifying party shall not be liable to indemnify an indemnified party for any settlement, or consent to judgment of any such action effected without the indemnifying party's written consent (but such consent will not be unreasonably withheld). Furthermore, the indemnifying party shall not, except with the prior written approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect of such claim or litigation without any payment or consideration provided by each such indemnified party.

                  (e) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under clauses (a) and (b) above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement in connection with the statement or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the underwriters, the sellers of Registrable Securities and any other sellers participating in the registration statement


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shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of the Registrable Securities.

                  9. Participation in Underwritten Registrations. No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder's securities on the basis provided in any underwriting arrangements approved by the Holder or Holders entitled hereunder to approve such arrangements, (b) as expeditiously as possible notifies the Company of the occurrence of any event as a result of which any prospectus contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (c) completes and executes all custody agreements, questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  10. Transfer of Registration Rights. The rights granted to any Holder under this Agreement may be assigned to any permitted transferee of Registrable Securities, in connection with any transfer or assignment of Registrable Securities by a Holder; provided, however, that: (a) such transfer is otherwise effected in accordance with applicable securities laws, (b) if not already a party hereto, the assignee or transferee agrees in writing prior to such transfer to be bound by the provisions of this Agreement applicable to the transferor, and (c) EIS shall act as agent and representative for such Holder for the giving and receiving of notices hereunder.

                  11. Information by Holder. Each Holder shall furnish to the Company such written information regarding such Holder and any distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement and shall promptly notify the Company of any changes in such information.

                  12. Exchange Act Compliance. The Company shall comply with all of the reporting requirements of the Exchange Act then applicable to it and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Registrable Securities. The Company shall cooperate with each Holder in supplying such information as may be necessary for such Holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.


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                  13. Termination of Registration Rights. All registration
rights and obligations under this Agreement shall terminate and be of no further force and effect, as to any particular Holder, at such time as all Registrable Securities held by such Holder can be sold within a three month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144 (including Rule 144(k)) promulgated thereunder.

                  14. Miscellaneous.

                  (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement without the prior written consent of a majority in interest of such Registrable Securities.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement; provided, however, that in no event shall any Holder have the right to enjoin, delay or interfere with any offering of securities by the Company.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Holders of at least 50% of the Registrable Securities; provided that without the prior written consent of all the Holders, no such amendment or waiver shall reduce the foregoing percentage required to amend or waive any provision of this Agreement.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, and shall inure to the benefit and be enforceable by each Holder of Registrable Securities from time to time. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders of Registrable Securities are also for the benefit of, and enforceable by, any permitted transferee of Registrable Securities in accordance with
Section 10 hereof.

                  (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the laws of the State of New York without regard to principles of conflicts of laws, except that all issues concerning the relative rights of the Company and its shareholders shall be governed by the Delaware General Corporation Law, without giving effect to the principles thereof relating to conflicts of laws.

                  (i) Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier or by registered or certified airmail, return receipt requested and postage prepaid or by facsimile transmission, addressed as follows:

                           (i) if to the Company, to:

                           Atrix Laboratories, Inc.
                           2579 Midpoint Drive
                           Fort Collins, Colorado 80525--4417
                           Attention:  Chief Executive Officer
                           Facsimile:  (970) 482-9735

                           with a copy to:

                           Morrison & Foerster LLP
                           5200 Republic Plaza
                           370 17th Street
                           Denver, Colorado 80202-5638
                           Attention:  Warren L. Troupe, Esq.
                           Facsimile:  (303) 592-1510

                           (ii) if to EIS, to:

                           Elan International Services, Ltd.
                           102 St. James Court
                           Flatts, Smiths Parish
                           Bermuda, FL 04
                           Facsimile:  (441) 292-2224
                           Attention:   President
                           with a copy to:

                           Brock Silverstein LLC
                           800 Third Avenue
                           New York, New York 10022
                           Facsimile:  (212) 371-5500
                           Attention:  David Robbins, Esq.

                  (j) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements relating to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                              ATRIX LABORATORIES, INC.



                              By:  /s/ DAVID R. BETHUNE
                                   --------------------
                                   Name:  David R. Bethune
                                   Title: Chairman and Chief Executive Officer


                              ELAN INTERNATIONAL SERVICES, LTD.




                              By:  /s/ KEVIN INSLEY
                                   ----------------
                                   Name:  Kevin Insley
                                   Title: President and Chief Financial Officer